UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2021

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On October 29, 2021, Farmland Partners Inc. (the “Company”) and Farmland Partners Operating Partnership, LP (the “Operating Partnership”) entered into (i) an Equity Distribution Agreement, dated October 29, 2021 (the “Baird Equity Distribution Agreement”), by and among the Company, the Operating Partnership and Robert W. Baird & Co. Incorporated (“Baird”); (ii) an Equity Distribution Agreement, dated October 29, 2021 (the “B. Riley Equity Distribution Agreement”), by and among the Company, the Operating Partnership and B. Riley Securities, Inc. (“B. Riley”); (iii) an Equity Distribution Agreement, dated October 29, 2021 (the “Janney Equity Distribution Agreement”), by and among the Company, the Operating Partnership and Janney Montgomery Scott LLC (“Janney”); (iv) an Equity Distribution Agreement, dated October 29, 2021 (the “Jefferies Equity Distribution Agreement”), by and among the Company, the Operating Partnership and Jefferies LLC (“Jefferies”); and (v) an Equity Distribution Agreement, dated October 29, 2021 (the “Raymond James Equity Distribution Agreement” and, together with the Baird Equity Distribution Agreement, the B. Riley Equity Distribution Agreement, the Janney Equity Distribution Agreement, and the Jefferies Equity Distribution Agreement, the “Distribution Agreements”), by and among the Company, the Operating Partnership and Raymond James & Associates, Inc. (together with Baird, B. Riley, Janney and Jefferies , the “Sales Agents”), in connection with the commencement of a new at-the-market equity offering program (the “Program”). Pursuant to the terms and conditions of the Distribution Agreements, the Company may, from time to time, issue and sell through or to the Sales Agents, shares of its common stock, $0.01 par value per share (the “Common Stock”), having an aggregate offering price of up to $75,000,000 (the “Shares”). In connection with its entry into the Distribution Agreements, the Company terminated the equity distribution agreements, each dated as of May 14, 2021, for its prior at-the-market offering program (the “Prior Program”). At the time of the Company’s entry into the Distribution Agreements and the termination of the Prior Program, approximately $23.3 million in shares of Common Stock remained available for issuance under the Prior Program.

Sales of the Shares, if any, under the Distribution Agreements may be made in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker or through an electronic communications network. The Company or any of the Sales Agents may at any time suspend the offering or terminate the Distribution Agreements pursuant to the terms of the Distribution Agreements. The actual sale of Shares under the Program will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Distribution Agreements or terminate the Distribution Agreements.

Each Sales Agent will be entitled to a commission that will not exceed, but may be lower than, 2.0% of the gross offering proceeds of Shares sold through it as sales agent. Under the terms of each Distribution Agreement, the Company also may sell Shares to each Sales Agent as principal, pursuant to a separate agreement, for its own account at a price agreed upon in writing at the time of sale.

Each of the Sales Agents has agreed, subject to the terms and conditions of the applicable Distribution Agreement, to use its commercially reasonable efforts consistent with its normal sales practices to execute any order that the Company submits to it under the applicable Distribution Agreement and with respect to which such Sales Agent has agreed to act as the Company’s sales agent.

The Company intends to use any net proceeds from the sale of its Shares under the Distribution Agreements to fund future acquisitions of farmland and for general corporate purposes, which may include originating secured loans to farmers.

The Shares will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-254834), and a prospectus supplement relating to the Shares that was filed with the Securities and Exchange Commission on October 29, 2021. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Baird Equity Distribution Agreement, the B. Riley Equity Distribution Agreement, the Janney Equity Distribution Agreement, the Jefferies Equity Distribution Agreement and the Raymond James Equity Distribution Agreement are filed as Exhibits 1.1, 1.2, 1.3, 1.4 and 1.5 respectively, to this Current Report on Form 8-K. The description of the Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreements filed as exhibits to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated October 29, 2021, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP and Robert W. Baird & Co. Incorporated.
1.2	Equity Distribution Agreement, dated October 29, 2021, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP and B. Riley Securities, Inc.
1.3	Equity Distribution Agreement, dated October 29, 2021, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP and Janney Montgomery Scott LLC
1.4	Equity Distribution Agreement, dated October 29, 2021, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP and Jefferies LLC
1.5	Equity Distribution Agreement, dated October 29, 2021, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP and Raymond James & Associates, Inc.
5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: October 29, 2021	By:	/s/ Luca Fabbri
Luca Fabbri
President